
YOUR
JOURNEY
BEGINS HERE®
LCI®
LCI INDUSTRIES
lippertcomponents.com

Forward-Looking Statements

- This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s Common Stock and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, employee benefits, employee retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and in the Company’s subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.


passionate about
winning
team play with trust
honesty • integrity • candor
caring about
people
positive
attitude
LCI INDUSTRIES

› Financial Performance



Net Sales
OEM net sales
Aftermarket net sales
EBITDA(1)
EBITDA
Net Sales and EBITDA (in millions)
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$400
$350
$300
$250
$200
$150
$100
$50
$0
$681
$651
$30
$901
$866
$35
$1,016
$977
$39
$1,191
$1,127
$64
$1,403
$1,300
$103
$1,679
$1,548
$131
$2,148
$1,977
$171
$2,300
$2,115
$185
2011
2012
2013
2014
2015
2016
2017
LTM Q118

(1) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

LCI INDUSTRIES

Sales by Market

($ in millions)	2011	2012	2013	2014	2015	2016	2017	LTM Q118
OEM Towable	$503	$660	$725	$836	$932	$1,082	$1,369	$1,438
Year over year growth	18%	31%	10%	15%	11%	16%	27%	27%
OEM Motorhome	16	30	48	70	87	116	159	175
Year over year growth	-4%	86%	59%	46%	24%	33%	37%	40%
OEM Adjacent Industries	129	171	197	210	267	322	386	429
Year over year growth	34%	32%	15%	7%	27%	21%	20%	28%
Aftermarket	30	35	39	64	103	131	171	185
Year over year growth	-3%	18%	11%	64%	61%	27%	31%	35%
International	3	5	7	11	14	28	63	73
Year over year growth	50%	67%	40%	57%	27%	100%	125%	161%
Total	$681	$901	$1,016	$1,191	$1,403	$1,679	$2,148	$2,300
Year over year growth	19%	32%	13%	17%	18%	20%	28%	31%

LCI INDUSTRIES

- Sales of Furrion products were over $85M for 2017
- Prior periods have been recast to conform to the Company's current reportable segments

Non-OEM Towable RV Net Sales


CAGR
$862
28%
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
($ in millions)
$73
$175
38%
$185
28%
$429
23%
$146
$17
$31
$96
2010
LTM 03/2018
OEM Adjacent Industries
Aftermarket
OEM RV Motorhome
International

Sales for the year ended December 31, 2010 compared to the last twelve months ended March 31, 2018. Both periods exclude the Company's net sales of components for OEM Towables, which made up 75% and 63% of consolidated net sales, respectively.

LCI INDUSTRIES

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
($ in millions)
(a)
Acquisitions ($302M, 24%) (b)
Organic ($400M, 31%) (c)
Industry ($583M, 45%) (d)
2013
2014
2015
2016
2017
LTM Q118

a) Proforma impact of acquisitions completed in 2017 and 2018, assuming each of these had been completed at the beginning of the period ended March 31, 2018.
b) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
c) Organic growth consists primarily of gains in market share, price increases and new product sales.
d) Industry growth represents the increase in industry-wide RV wholesale shipments.

LCI INDUSTRIES

OEM and Aftermarket Industries

LCI INDUSTRIES

RV Wholesale Shipments


Thousands of Units
600
500
400
300
200
100
-
1980
1985
1990
1995
2000
2005
2010
2015


Thousands of Units
600
500
400
300
200
100
-
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1980
1985
1990
1995
2000
2005
2010
2015


60%
40%
20%
0%
-20%
-40%
-60%
RV Shipments Annual Change
1980
1985
1990
1995
2000
2005
2010
2015


Thousands of Units
900
800
700
600
500
400
300
200
100
-
200
175
150
125
100
75
50
25
0
1980
1985
1990
1995
2000
2005
2010
2015

LCI INDUSTRIES

Charts updated through March 2018.

- RV Shipments
- Federal Interest Rate
- Consumer Confidence
- U.S. Monthly Average Truck Production

Market Indicators

Statistics provided by RVIA in 2017.


*Interest Rates
*New Private Housing
*Fuel Prices
*Fuel Availability
*Consumer Sentiment
***Wholesale & Retail Credit Availability
*Wages & Employment
**Car & Light Truck Sales
Dealer Inventories

LCI INDUSTRIES

Sources:
- * U.S. Department of Commerce
- ** U.S. Department of Treasury
- *** Dunn & Bradstreet

Product Lines & Volumes



AUDIO-VISUAL ELECTRONICS
FURNITURE
5,000 + RV & MARINE PIECES DAILY
APPLIANCES
SHOWERS & SINKS
AWNINGS
700+ AWNINGS DAILY
MATTRESSES
2,800 MATTRESSES DAILY
ELECTRONICS
WINDOWS
22,000 + RV, BUS, & RESIDENTIAL PIECES DAILY
DOORS
2,000+ ENTRY DOORS DAILY
SLIDE-OUT MECHANISMS
3,000 + DAILY
AXLES
3,100 + RV & TRAILER AXLES DAILY
STEPS
TOWABLE RV CHASSIS
1,300 + DAILY
BAGGAGE DOORS
3,500+ PIECES DAILY
LEVELING
300 + LEVELING SYSTEMS DAILY
SUSPENSION ENHANCEMENTS

› Competitive Advantages

- Product Breadth
  - It would take a competitor substantial investments to be able to manufacture the breadth of products that we offer
- Investment into R&D
  - We make significant investments in R&D and our facilities
- Customer Relationships
  - We strive to have the best customer relationships in the industry



Industry Trends

Statistics provided by Kampgrounds of America ("KOA") in 2018.



Millennials Fueling Growth

- 31% of the total US population
- 37% of all campers
- 49% intend to increase the frequency in which they camp
- Willing to try RVs at the same rate as tents
- More apt to camp in groups

LCI INDUSTRIES

Population Demographic Trend

- From 2018 through 2030, this demographic is expected to grow by an additional 6.4 million individuals


US Population age 35-44
50,000
48,000
46,000
44,000
42,000
40,000
38,000
36,000
Key population demographic begins to decline
Poised to return to growth after a 14 year decline
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030

LCI INDUSTRIES

Sources: Euromonitor, BofA Merrill Lynch Global Research

Camping Industry

Statistics provided by Kampgrounds of America ("KOA") in 2018.


46%
Active Campers
58.1 million*



61%
Tent Campers
34.1 million



24%
RV Campers
13.4 million



14%
Cabin Campers
7.8 million

66%
Camp Every Year
38.6 million

9%
Camp Every Other Year
5.0 million

25%
Camp Occasionally
14.6 million

LCI INDUSTRIES

* Estimates based on 126.2 million households. All other (1%) 0.6 million.

Disciplines

Fabric and Woodworking



Electronics and Plastic Forming



Steel and Aluminum Fabrication



Lamination and Glass Fabrication



Steel and Aluminum Welding



Motion-Systems



LCI INDUSTRIES

2016 – 2018 Acquisitions[1]

($ in millions)	Purchase Price	Historical Sales	Description
Highwater Furniture	10.0	20	Pontoon furniture manufacturing operation of Highwater Marine, part of the largest manufacturer of pontoon boats in the U.S.
Flair Interiors	8.1	25	Manufacturer of RV furniture and mattresses
Project 2000[2]	18.8	14	Italian manufacturer of bed lifts and retractable steps, establishing European footprint
Atwood Seating & Chassis	12.5	30	RV seating and chassis component operation of Atwood Mobile Product, a subsidiary of Dometic Group
SessaKlein[2]	8.5	11	Italian manufacturer of rolling stock train windows
Lexington	40.1	60	Manufacturer of marine and RV furniture
Metallarte[2]	14.1	12	Italian manufacturer of entry and baggage doors to the European Caravan Industry
Taylor Made	88.9	150	Marine supplier to boat builders and the aftermarket
Hehr	49.9	55	Window and glass solutions for the RV and specialty vehicle markets
Total	$ 250.9	$377	

LCI INDUSTRIES

(1) In July 2015 the Company entered into the Furrion distribution and supply agreement which added approximately $85 million in net sales for the year ended December 31, 2017.
(2) Plus contingent consideration payable based on future sales.

Expanding Our Growth Potential[1]


Doors, Windows, Mattresses, Furniture and Awnings
Travel Trailer Leveling
Electronics
Chassis and Axles
RV Content $2,100
Appliances & Electronics
1,140
540
190
130
100
$5.0B
400
Axles
Aftermarket
585
560
Doors, Windows, Mattresses and Furniture
Adjacent $1,220
260
1,115
International
Marine

(1) Amounts (in millions) represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets.

LCI INDUSTRIES

Content Per New Towable RV

- Approximately 70% of OEM Segment net sales are for Travel Trailer and Fifth-Wheel OEMs
- 100% market share in existing products would yield an estimated $7,400 per Towable RV, 45% penetration
- For 2018, Travel Trailer unit volume was up 19% y/y due in part to an increase of entry-level units
- Growth in RV "features" drives content increases



2001-2017 average content increase = $162 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,713
$2,816
$2,987
$3,022
$3,263
$3,317
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM Q118

LCI INDUSTRIES

At industry production levels for the period ended March 2018, each $100 increase in content adds approximately $45 million in sales for LCII.

› Content Per New Motorhome RV

- Approximately 8% of OEM Segment net sales are for Motorhome OEMs
- 100% market share in existing products would yield an estimated $6,000 per Motorhome RV, 39% penetration


2004-2017 average content increase = $168 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,272
$1,602
$1,810
$2,011
$2,219
$2,328
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM Q118

LCI INDUSTRIES

At industry production levels for the period ended March 2018, each $100 increase in content adds approximately $6 million in sales for LCII.

Supplemental Schedules

LCI INDUSTRIES

Operating Results

Three Months Ended March 31

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2018	2017	Change
Net Sales	$ 650.5	$ 498.3	31%
Operating Profit	$ 59.8	$ 59.1	1%
% of Sales	9.2%	11.9%	
Net Income	$ 47.3	$ 43.1	10%
Diluted EPS	$ 1.86	$ 1.71	9%

LCI INDUSTRIES

Results By Segment

Three Months Ended March 31

FINANCIAL PERFORMANCE

($ in millions)	2018	2017	Change
Net Sales:			
OEM Segment	$ 600.2	$ 462.0	30%
Aftermarket Segment	50.3	36.3	39%
Operating Profit:			
OEM Segment	53.9	54.4	(1%)
Aftermarket Segment	5.9	4.7	24%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	9.0%	11.8%	
Aftermarket Segment	11.7%	13.0%	

LCI INDUSTRIES

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	-	10[(1)]	10[(1)]	1
12/31/13	-	66	66	5
12/31/14	16	-	(16)[(1)]	107
12/31/15	50	12	(38)[(1)]	41
12/31/16	50	86	36[(2)]	49
12/31/17	50	26	(24)[(3)]	63
03/31/18	226	5	(221)[(4)]	139

(1) In December 2012, January 2014 and April 2015, the Company paid special dividends of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million, $47 million and $48 million, respectively.

(2) In June, April and September 2016, the Company paid dividends of $0.30 per share and in December 2016, the Company paid a quarterly dividend of $0.50 per share of the Company's Common Stock, or an aggregate of $34.4 million.

(3) In June, March and September 2017, the Company paid dividends of $0.50 per share and in December 2017 paid a dividend of $0.55 per share of the Company's Common Stock, or an aggregate of $51 million.

(4) In March 2018 paid a dividend of $0.55 per share of the Company's Common Stock, or an aggregate of $14 million.

LCI INDUSTRIES

Cash Flow

($ in millions)

FINANCIAL PERFORMANCE

Significant use of cash items since December 31, 2009	
Acquisitions (30)	$ 511
Capital expenditures	328
Dividends	272
Stock repurchases	2
Total	**$ 1,113**

LCI INDUSTRIES

Cash Flow


FINANCIAL PERFORMANCE
Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$0
$65
$22
$42
$10
$33
$74
$50
$37
$24
$78
$1
$73
$32
$45
$85
$5
$83
$33
$47
$149
$107
$107
$42
$118
$41
$95
$29
$48
$203
$128
$49
$45
$34
$201
$63
$155
$45
$51
$179
$139
$26
$14
2010
2011
2012
2013 (1)
2014
2015
2016
2017
Q118

Operating cash flow from 2010 to present ($ in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

LCI INDUSTRIES

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17	03/31/18
Total Assets	$ 374	$ 453	$ 544	$ 623	$ 787	$ 946	$ 1,179
Total Debt	-	-	16	50	50	50	226
Cash & Investments	10	66	-	12	86	26	5
Stockholders' Equity	284(3)	314(3)	395	439(3)	550(4)	653(5)	679(6)
Days Sales in A/R(1)	14 days	16 days	15 days	14 days	16 days	18 days	24 days
Inventory Turns(2)	7.8 turns	7.9 turns	8.2 turns	6.9 turns	7.5 turns	7.7 turns	7.4 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.

(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

(3) After cash dividends of $2.00 per share, paid in December 2012, declared in December 2013 and paid in January 2014, paid in April 2015, or $45 million, $47 million $48 million, respectively.

(4) After cash dividends of $0.30 per share, paid in April, June and September 2016 and $0.50 per share, paid in December 2016, totaling $34 million.

(5) After cash dividends of $0.50 per share, paid in June, March and September 2017 and $0.55 per share, paid in December 2017, totaling $51 million.

(6) After cash dividend of $0.55 per share, paid in March 2018 of $14 million.

LCI INDUSTRIES

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17	03/31/18
Return on Equity	13%	16%	17%	18%	26%	22%	21%
Return on Assets	10%	12%	12%	12%	18%	15%	14%
Return on Invested Capital(1)	22%	28%	26%	25%	41%	34%	31%
Total Debt to Equity	0.00	0.00	0.04	0.11	0.09	0.08	0.33
Total Debt to EBITDA(2)	0.00	0.00	0.12	0.32	0.22	0.19	0.83

LCI INDUSTRIES

(1) ROIC is operating profit over average invested capital (total stockholders equity + indebtedness) – (cash, cash equivalents and short-term investments).
(2) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

› Reconciliation of Net Income to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2010	2011	2012	2013	2014	2015	2016	2017	LTM Q118
Net Income	$28.0	$30.1	$37.3	$50.1	$62.3	$ 74.3	$129.7	$132.9	$137.1
Income Taxes	17.2	18.2	20.5	27.8	32.8	40.0	69.5	80.0	75.8
Interest Expense	0.2	0.3	0.3	0.4	0.4	1.9	1.7	1.4	2.1
Depreciation & Amortization	17.1	20.5	25.7	27.5	32.6	41.6	46.2	54.7	57.7
EBITDA	62.5	69.1	83.8	105.8	128.1	157.8	247.1	269.0	272.7
Capital Expenditures	10.1	24.3	32.0	32.6	42.5	29.0	44.7	87.2	101.2

LCI INDUSTRIES

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2012	2013	2014	2015	2016	2017	LTM Q118
Segment Net Sales:							
OEM	$ 865.9	$ 976.5	$1,127.0	$1,300.1	$1,548.1	$1,976.6	$2,114.8
Aftermarket	35.2	39.1	63.8	103.0	130.8	171.1	185.2
Total Net Sales	$ 901.1	$1,015.6	$1,190.8	$1,403.1	$1,678.9	$2,147.8	$2,299.9
Segment Operating Profit:							
OEM	$ 56.1	$ 74.6	$ 88.7	$ 105.2	$ 180.9	$ 190.3	$ 189.8
Aftermarket	3.5	5.6	8.7	14.8	20.0	24.0	25.2
Total Segment Operating Profit	59.6	80.2	97.4	120.0	200.9	214.3	215.0
Severance	-	-	-	(3.7)	-	-	-
Sale of extrusion assets	-	-	(1.9)	-	-	-	-
Executive Succession	(1.5)	(1.9)	-	-	-	-	-
Total Operating Profit	$ 58.1	$ 78.3	$ 95.5	$ 116.3	$ 200.9	$ 214.3	$ 215.0

LCI INDUSTRIES

Stock Price History

- LCI Industries has 25.0 million shares outstanding and a market capitalization of approximately $2.4 billion as of April 30, 2018



$140
$120
$100
$80
$60
$40
$20
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$61
$108
$130
$95
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
4/30

LCI INDUSTRIES

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

LCI Industries
Industry Statistics Summary
TOWABLE RECREATIONAL VEHICLES (RV)

TOWABLES [1]	Wholesale Units [3]					Retail Units [4] [5]					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-16	27,900	20%	362,700	15%	362,700	13,920	17%	352,706	11%	352,706	13,980	9,994	9,994
Jan-17	28,100	7%	28,100	7%	364,600	16,450	23%	16,450	23%	355,743	11,650	11,650	8,857
Feb-17	33,100	10%	61,200	9%	367,600	21,344	17%	37,794	19%	358,775	11,756	23,406	8,825
Mar-17	**40,300**	**17%**	**101,500**	**12%**	**373,400**	**35,201**	**13%**	**72,995**	**16%**	**362,798**	**5,099**	**28,505**	**10,602**
Apr-17	36,300	8%	137,800	11%	376,000	42,396	12%	115,391	15%	367,377	(6,096)	22,409	8,623
May-17	38,700	22%	176,500	13%	383,000	48,457	16%	163,848	15%	373,924	(9,757)	12,652	9,076
Jun-17	40,900	21%	217,400	14%	390,100	48,225	12%	212,073	14%	379,081	(7,325)	5,327	11,019
Jul-17	27,900	16%	245,300	15%	394,000	43,298	7%	255,371	13%	381,887	(15,398)	(10,071)	12,113
Aug-17	38,500	27%	283,800	16%	402,300	42,736	15%	298,107	13%	387,330	(4,236)	(14,307)	14,970
Sep-17	37,500	33%	321,300	18%	411,600	34,336	11%	332,443	13%	390,789	3,164	(11,143)	20,811
Oct-17	42,000	28%	363,300	19%	420,800	30,349	16%	362,792	13%	394,887	11,651	508	25,913
Nov-17	35,500	20%	398,800	19%	426,700	21,762	20%	384,554	14%	398,474	13,738	14,246	28,226
Dec-17	30,700	10%	429,500	18%	429,500	15,668	13%	400,222	13%	400,222	15,032	29,278	29,278
Jan-18	35,800	27%	35,800	27%	437,200	18,624	13%	18,624	13%	402,396	17,176	17,176	34,804
Feb-18	36,700	11%	72,500	18%	440,800	24,080	13%	42,704	13%	405,132	12,620	29,796	35,668
Mar-18	**44,400**	**10%**	**116,900**	**15%**	**444,900**	**36,784**	**4%**	**79,488**	**9%**	**406,715**	**7,616**	**37,412**	**38,185**
Change '07 - LTM '18			183,200	70%				127,906	46%				68,641
Cumulative '07 - '17			---	---				---	---				31,229
2017			429,500	18%				400,222	13%				29,278
2016			362,700	15%				352,706	11%				9,994
2015			314,400	5%				317,115	14%				(2,715)
2014			298,900	12%				277,345	11%				21,555
2013			268,000	10%				250,785	13%				17,215
2012			242,900	14%				222,777	8%				20,123
2011			212,900	7%				205,961	11%				6,939
2010			199,200	44%				186,010	13%				13,190
2009			138,300	-25%				164,254	-27%				(25,954)
2008			185,100	-29%				226,387	-19%				(41,287)
2007			261,700	-10%				278,809	4%				(17,109)

(1) Towables include Travel Trailers and Fifth-Wheels, which are the company's primary market. Does not include folding campers and truck campers.
(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).
(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.
(5) Retail data does not include Quebec towable data for years prior to 2011 due to the inavailability of the data per Statistical Surveys, Inc. Retail data for Quebec towables is reflected in the retail statistics beginning in January 2011.

LCI INDUSTRIES

LCI Industries
Industry Statistics Summary
MOTORIZED RECREATIONAL VEHICLES (RV)

MOTORIZED [2]	Wholesale Units [3]					Retail Units [4]					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-16	4,200	11%	54,800	16%	54,800	2,384	8%	46,789	11%	46,789	1,816	8,011	8,011
Jan-17	4,900	14%	4,900	14%	55,400	2,763	13%	2,763	13%	47,116	2,137	2,137	8,284
Feb-17	5,600	17%	10,500	15%	56,200	3,234	13%	5,997	13%	47,496	2,366	4,503	8,704
Mar-17	**5,800**	**18%**	**16,300**	**16%**	**57,100**	**5,139**	**20%**	**11,136**	**17%**	**48,370**	**661**	**5,164**	**8,730**
Apr-17	5,100	0%	21,400	12%	57,100	5,786	16%	16,922	16%	49,158	(686)	4,478	7,942
May-17	6,200	29%	27,600	15%	58,500	5,918	20%	22,840	17%	50,138	282	4,760	8,362
Jun-17	5,200	6%	32,800	14%	58,800	5,689	18%	28,529	17%	51,009	(489)	4,271	7,791
Jul-17	3,900	11%	36,700	14%	59,200	4,964	8%	33,493	16%	51,374	(1,064)	3,207	7,826
Aug-17	5,600	17%	42,300	14%	60,000	4,790	9%	38,283	15%	51,786	810	4,017	8,214
Sep-17	5,000	11%	47,300	14%	60,500	4,413	4%	42,696	14%	51,943	587	4,604	8,557
Oct-17	5,600	19%	52,900	14%	61,400	4,060	5%	46,756	13%	52,123	1,540	6,144	9,277
Nov-17	5,000	16%	57,900	14%	62,100	3,324	11%	50,080	13%	52,464	1,676	7,820	9,636
Dec-17	4,700	12%	62,600	14%	62,600	2,590	9%	52,670	13%	52,670	2,110	9,930	9,930
Jan-18	5,800	18%	5,800	18%	63,500	3,067	11%	3,067	11%	52,974	2,733	2,733	10,526
Feb-18	5,600	0%	11,400	9%	63,500	3,394	5%	6,461	8%	53,134	2,206	4,939	10,366
Mar-18	**6,100**	**5%**	**17,500**	**7%**	**63,800**	**5,014**	**-2%**	**11,475**	**3%**	**53,009**	**1,086**	**6,025**	**10,791**
Change '07 - LTM '18			8,400	15%				2,099	4%				45,582
Cumulative '07 - '17			---	---				---	---				39,557
2017			62,600	14%				52,670	13%				9,930
2016			54,800	16%				46,789	11%				8,011
2015			47,300	8%				42,020	15%				5,280
2014			43,900	15%				36,477	16%				7,423
2013			38,300	36%				31,519	31%				6,781
2012			28,200	14%				23,979	6%				4,221
2011			24,800	-2%				22,525	1%				2,275
2010			25,200	91%				22,389	8%				2,811
2009			13,200	-53%				20,801	-35%				(7,601)
2008			28,300	-49%				32,239	-37%				(3,939)
2007			55,400	-1%				51,035	-4%				4,365

(2) Motorized includes Class A and Class C motorhomes. Does not include Class B.
(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).
(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.


Market Shift
Share of new light-vehicle buyers by age
50%
40
30
20
10
0
Birth years
1946-1964
1977-1994
1965-1976
Before 1945
1995-2014
2010
'11
'12
'13
'14
'15*
*Through Nov.
Source: J.D. Power
THE WALL STREET JOURNAL.

LCI INDUSTRIES

Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Sidoti & Company**
  - Stephen O'Hara – (212) 894-3329
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206
- **Baird**
  - Craig Kennison – (414) 765-3870
- **Northcoast Research**
  - Seth Woolf – (216) 468-6927
- **Wells Fargo***
  - Marc Torrente – (314) 875-2557

LCI INDUSTRIES

*Planning to initiate coverage

Appendix

LCI INDUSTRIES



Watch the video

LCI INDUSTRIES

LCI INDUSTRIES

Management Team



JASON LIPPERT, CEO

20+ years with LCI Industries



SCOTT MERENESS, PRESIDENT

20+ years with LCI Industries



BRIAN HALL, CFO

5+ years with LCI Industries

- **Average tenure of LCI's members of senior management is 15+ years with the company**

RVs - Industry Wholesale Shipments
(Compared to LCI's Performance)

Approximately 70% of LCI's OEM Segment net sales are for Travel Trailer and 5th Wheel RVs



Industry Units
OEM RV Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
LCI OEM RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM Q118
2018 P
257
311
321
370
384
391
353
237
166
242
252
286
321
357
374
431
505
521
540
$108
$171
$220
$348
$448
$509
$492
$368
$313
$445
$520
$692
$776
$912
$1,025
$1,216
$1,565
$1,656

- Projections for 2018 are the latest published by the RVIA (Spring 2018).
- OEM RV Segment Net Sales for 2009 and prior include an estimated four percent of aftermarket sales.

LCI INDUSTRIES

RV Market

Towable RVs

(Approximately 70% of LCI's OEM Segment net sales)



Motorhomes

(Approximately 8% of LCI's OEM Segment net sales)



88% of industry 2017 unit sales

64% of estimated 2017 wholesale dollar sales, or $12.6 billion
Retail cost $4,000 to $100,000+ per unit. Average about $30,000

12% of industry 2017 unit sales

36% of estimated 2017 wholesale dollar sales, or $7.0 billion
Retail cost $41,000 to $400,000+ per unit. Average about $130,000

LCI INDUSTRIES

Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four according to RVIA studies

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020
- Generation X and Millennials are a source of industry growth mainly in the entry-level market

Shift toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, "greener", & family oriented vacations

LCI INDUSTRIES

RV Industry Trends



Units
Travel Trailer and 5th Wheel RVs, LCI's primary RV market
Wholesale
Retail
(Units in thousands)
450
400
350
300
250
200
150
100
50
0
262 279
185 226
138 164
199 186
213 206
243 223
268 251
299 277
314 317
363 353
430 400
102 73
117 79
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q117 Q118

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	Q117	Q118
Estimated Dealer Inventory Change	(17)	(41)	(26)	13	7	20	17	22	(3)	10	30	29	38

- Cumulative dealer inventory change from 2006 to 2016 is estimated to be a net increase of 2, which indicates dealer inventories recently reached pre-recession levels. Industry wholesale production data for travel trailer and fifth-wheel RVs provided by the Recreation Vehicle Industry Association. Industry retail sales data provided by Statistical Surveys, Inc.

LCI INDUSTRIES

Number of U.S. Households that Own an RV
(in Millions)


10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RV Consumer Demographic Profile – 2011.

LCI INDUSTRIES

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about five years on average.

LCI INDUSTRIES

What's Next…

- International RV
- Innovation/R&D
- Aftermarket
- OEM Adjacent Markets
- Acquisitions
- Additional Addressable Market

LCI INDUSTRIES

International RV Markets

- Europe is second to U.S. in unit production
- Acquired Project 2000 in 2016 – European footprint expanding bed-lifts
- Acquired Sessa Klein in 2017 – Train windows providing entry-point for caravan windows
- Acquired Metallarte in 2017 – Entry and compartment doors for the caravan market


LMC
Meine Welt

LCI INDUSTRIES

Research and Development

Focus on innovation

- Invested over $14 million in 2017
- Development, engineering, product testing
- We have inventors on staff
- Patent protected technology
- Pushing product development collaboratively with our customers
- We are an integral part of our customers' R&D teams



LCI INDUSTRIES

Aftermarket Opportunity

- LCI sells more than $1 billion in RV OEM components annually
- Established a strong service department on the supply side
- Dealers rely on us as a key technical resource for them to provide a higher level of satisfaction to customers
- Used RV market is estimated to be double the size of the new RV market each year
- Higher margins



LCI INDUSTRIES

› OEM Specialty Vehicle / Adjacent Markets

Bus



Heavy Truck



Fleet



Marine



Cargo



Train



LCI INDUSTRIES